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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): March 8, 2004 (March 5, 2004)


                           NEBRASKA BOOK COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)



             KANSAS                      333-48221               47-0549819
-------------------------------         ------------         -------------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
         Incorporation)                 File Number)         Identification No.)


                 4700 SOUTH 19TH STREET, LINCOLN, NE 68501-0529

               (Address of Principal Executive Offices) (Zip Code)

            ---------------------------------------------------------

                                 (402) 421-7300

              (Registrant's telephone number, including area code)

                                 ---------------




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit and the information set forth therein is deemed to be furnished pursuant to Item 9 hereof, and shall not be deemed "filed" under the Securities Exchange Act of 1934.

         99.1     Press Release of Nebraska Book Company, Inc., dated March 5,
                  2004.

ITEM 9. REGULATION FD DISCLOSURE.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On March 5, 2004, Nebraska Book Company, Inc. announced that it has completed the sale of its 8 5/8% Senior Subordinated Notes due 2012 and that it will redeem all of its 8 3/4% Senior Subordinated Notes that were not tendered on or prior to the expiration of the consent solicitation initiated by Nebraska Book on February 4, 2004, in connection with its tender offer with respect to its 8 3/4% Senior Subordinated Notes, as more fully described in the press release filed as Exhibit 99.1 hereto and incorporated into Item 9 of this Form 8-K by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: March 8, 2004                 NEBRASKA BOOK COMPANY, INC.



                                    By: /s/ Alan G. Siemek
                                        ----------------------------------------
                                        Alan G. Siemek
                                        Chief Financial Officer, Senior Vice
                                        President of Finance and Administration,
                                        Treasurer and Assistant Secretary



                                  EXHIBIT INDEX

 99.1     Press Release of Nebraska Book Company, Inc., dated March 5, 2004.